UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012 (February 2, 2012)

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 2, 2012, Trimble Navigation Limited (“Trimble”) issued a press release reporting its financial results for the quarter and year ended December 30, 2011. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by this reference.

Concurrently, Trimble held a conference call to review its fourth quarter and fiscal 2011 results. A transcript of the conference call is furnished as Exhibit 99.2 and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release dated February 2, 2012 relating to Trimble’s financial results for the quarter and year ended December 30, 2011.

99.2 Transcript of Trimble’s conference call, held on February 2, 2012, to review its results for the quarter and year ended December 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED a California corporation

Dated: February 22, 2012	By:	/s/ Rajat Bahri
Rajat Bahri
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 2, 2012 relating to Trimble’s financial results for the quarter and year ended December 30, 2011.

99.2	Transcript of Trimble’s conference call, held on February 2, 2012, to review its results for the quarter and year ended December 30, 2011.